SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                             FORM 8-K

                    CURRENT REPORT PURSUANT TO
                    SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

                         January 24, 2001
        Date of report (Date of earliest event reported)


                     BUSINESSMALL.COM, INC.
   (Exact Name of Registrant as Specified in its Charter)


                           NEVADA
    (State or Other Jurisdiction of Incorporation)


          0-15413	            95-3480640
(Commission File Number)      (IRS Employer Identification No.)


       18489 U.S. 19 North, Clearwater, Florida         33764
       (Address of Principal Executive Offices)       (Zip Code)


                           (727) 409-2319
      (Registrant's Telephone Number, Including Area Code)



                               N/A
  (Former Name or Former Address, if Changed Since Last Report)



FORM 8-K

ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

	By letter dated January 24, 2001, BusinessMall.Com, Inc. (the "Company")received notice from its independent certified public accountant, Grant Thornton LLP ("Grant Thornton") that the client-auditor relationship between the Company and Grant Thornton has ceased. Grant Thornton was engaged to act as the Company's independent certified public accountant on April 12, 2000. Since that time, Grant Thornton only reviewed the Company's quarterly financial statements for the quarters ended March 31, 2000 and June 30, 2000. Grant Thornton did not issue a review report associated with the review of the referred to interim financial statements. Grant Thornton resigned prior to commencing the audit of the Company's financial statements for the year ended September 30, 2000. The Company had no disagreements with Grant Thornton on any matter of accounting principal or practice, financial statement disclosure or review scope or procedure which would have caused the accountant to make reference in its report upon the subject matter of disagreement, if such a report would have been reported.

	The Company has not yet engaged their new independent certified public accountant.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

	(c)	Exhibits.

16.1 Letter, dated January 24, 2001, from Grant Thornton LLP to the Registrant regarding resignation of certifying accountant.

16.2 Letter, dated February 9, 2001 from Grant Thornton LLP regarding agreement with Item 4.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


					BUSINESSMALL.COM, INC.


Date:	February 9, 2001               By: /s/ John P. Scafidi
                                             John P. Scafidi
			          Chairman and Chief Executive Officer


LETTER FROM GRANT THORNTON LLP



EXHIBIT 16.1




January 24, 2001



Mr. John Scafidi
BusinessMall.Com, Inc.
18489 U.S. 19 North
Clearwater, FL  33764

Dear Mr. Scafidi:

This is to confirm that the client-auditor relationship between BusinessMall.Com, Inc. (Commission File Number 0-15413) and Grant Thornton LLP has ceased.

Sincerely,


/s/   Grant Thornton LLP
    Grant Thornton LLP


cc: Office of the Chief Accountant
      SECPS Letter File
      Securities and Exchange Commission
      Mail Stop 11-3
      450 Fifth Street, N.W.
      Washington, DC 20549





LETTER FROM GRANT THORNTON LLP


                                                   EXHIBIT 16.2

February 9, 2001



Securities and Exchange Commission
Washington, D.C. 20549

RE:	BusinessMall.com, Inc.
	File No. 000-15413

Dear Sir or Madam:

We have read Item 4 of the Form 8-K of BusinessMall.com, Inc. dated February 9, 2001 and agree with the statements contained therein.

Very truly yours,


/s/  GRANT THORNTON LLP









Auditors 8k